CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 18, 1999, included in Veterinary Centers of America, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                 /S/ ARTHUR ANDERSEN LLP
                                                 -------------------------------
                                                 ARTHUR ANDERSEN LLP

Los Angeles, California
October 21, 1999